EXHIBIT 10.9(v)

EXECUTION VERSION

FOURTH AMENDMENT

THIS FOURTH AMENDMENT, dated as of February 14, 2017 (this “Amendment”), is among
DIEBOLD NIXDORF, INCORPORATED (f/k/a Diebold, Incorporated), an Ohio corporation (the
“Company”), and JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative
Agent, and amends that certain Credit Agreement, dated as of November 23, 2015, as amended by that certain Replacement Facilities Effective Date Amendment, dated as of December 23, 2015, that Second
Amendment, dated as of May 6, 2016 and that Third Amendment, dated as of August 16, 2016 (the “Existing
Credit Agreement”, as amended by this Amendment and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement.

ARTICLE I. AMENDMENTS.

1.1 Pursuant to Section 8.2.4 of the Existing Credit Agreement, Section 5.12 of the Existing
Credit Agreement is hereby amended by replacing the final sentence thereof in its entirety with: “The proceeds of the Delayed Draw Term A Facility shall be used for general corporate purposes and the proceeds of the Term B Facility shall only be used for Certain Funds Purposes.”

1.2 Pursuant to Section 8.2.4 of the Existing Credit Agreement, Section 6.2(a) of the Existing
Credit Agreement is hereby amended by replacing clause (ii) thereof in its entirety with: “(ii) use the proceeds of the Advances under the Delayed Draw Term A Facility for general corporate purposes and under the Term B Facility for Certain Funds Purposes only.”

1.3 Furthermore, it is agreed that each Advance under the Delayed Draw Term A Facility shall be subject only to the conditions set forth in Section 4.4 of the Credit Agreement (for the avoidance of doubt, with applicable references to Revolving Credit Lenders and Revolving Credit Loans to be deemed references to Delayed Draw Term A Lenders and Delayed Draw Term A Loans for such purpose).

ARTICLE II. REPRESENTATIONS. Each of the Company and the Subsidiary Borrowers (insofar as such representations and warranties relate to such Subsidiary Borrower) makes the representations and warranties in Article V of the Credit Agreement and confirms that such representations and warranties are true and correct as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date. Additionally, the Company represents and warrants that immediately before and after giving effect to this Amendment on the date hereof, no Default or Unmatured Default has occurred and is continuing.

ARTICLE III. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the first date on which this Amendment is duly executed and delivered by the Borrowers, the
Administrative Agent and the Lenders holding more than 50% of the aggregate amount of extensions of credit and unused Commitments under the Delayed Draw Term A Facility.

ARTICLE IV. MISCELLANEOUS.
4.1 On and after the date hereof, references in the Credit Agreement or in any other Loan
Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended, restated, modified or supplemented from time to time. This Amendment shall constitute a Loan Document.

4.2 Except as expressly amended hereby, each of the Borrowers agrees that the Credit
Agreement and the other Loan Documents are ratified and confirmed and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any
Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Nothing herein shall be deemed to entitle any Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

4.3 This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this
Amendment.

4.4 This Amendment shall be construed in accordance with and governed by the law of the State of New York.

4.5 Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

DIEBOLD NIXDORF, INCORPORATED

By:  /s/ David Kuhl
Name: David Kuhl
Title: Vice President, Tax & Treasury

DIEBOLD SELF-SERVICE SOLUTIONS S.ar.l

By:  /s/ Nisheet Gupta
Name: Nisheet Gupta
Title: Authorized Signatory

JPMORGAN CHASE BANK N.A., as Administrative Agent and as a Delayed Draw Term A Lender

By:  /s/ Tracy Martinov
Name: Tracy Martinov
Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Delayed Draw Term A Lender

By:  /s/ William O'Daly
Name: William O'Daly
Title: Authorized Signatory

By:  /s/ Joan Park
Name: Joan Park
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as a Delayed Draw Term A Lender

By:  /s/ Scott D. Beran
Name: Scott D. Beran
Title: Senior Vice President

US Bank, National Association, as a Delayed Draw Term A Lender

By:  /s/ Patrick McGraw
Name: Patrick McGraw
Title: Senior Vice President

The Bank of Tokyo Mitsubishi UFJ, Ltd., as a Delayed Draw Term A Lender

By:  /s/ Patrick McGraw
Name: Thomas Danielson
Title: Authorized Signatory

BANK OF AMERICA, N.A., as a Delayed Draw Term A Lender

By:  /s/ Sara Just
Name: Sara Just
Title: Vice President

HSBC Bank USA, N.A., as a Delayed Draw Term A Lender

By:  /s/ Ross P Graney
Name: Ross P Graney
Title: Assistant Vice President

The Bank of Nova Scotia, as a Delayed Draw Term A Lender

By:  /s/ Sangeeta Shah
Name: Sangeeta Shah
Title: Director

Fifth Third Bank, as a Delayed Draw Term A Lender

By:  /s/ Robert Urban
Name: Robert Urban
Title: Managing Director

Commerzbank AG, New York Branch, as a Delayed Draw Term A Lender

By:  /s/ Tom Kang
Name: Tom Kang
Title: Director

By:  /s/ Anne Culver
Name: Anne Culver
Title: Assistant Vice President

ING Bank N.V., Dublin Branch as a Delayed Draw Term A Lender

By:  /s/ Sean Hassett
Name: Sean Hassett
Title: Director

By:  /s/ Shaun Hawley
Name: Shaun Hawley
Title: Director